Loss Per Share	12 Months Ended
Dec. 31, 2019
Disclosure of earnings per share [text block] [Abstract]
Disclosure of earnings per share [text block]

NOTE 15 - LOSS PER SHARE:

Basic net loss per share is computed by dividing net loss attributable to ordinary shareholders of Medigus Ltd. By the weighted average number of shares outstanding for the reporting periods.

Diluted net loss per share is computed by dividing the basic net loss per share including adjustment of the dilutive effect of the Company’s revaluation of warrants, by the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options using the treasury stock method and presumed share settlement of the Company’s deferred payments liability.

The following table presents the numerator and denominator of the basic and diluted net loss per share computations:

	Year ended December 31,
	2019	2018	2017
Numerator (USD in thousands):
Net loss attributable to Medigus Ltd. For basic loss per share	(14,178)	(6,598)	(2,545)
Adjustment of revaluation of warrants issued to investors	-	-	(476)
Net loss attributable to Medigus Ltd. for diluted loss	(14,178)	(6,598)	(3,021)

Denominator (in thousands):
Weighted average shares – denominator for basic net loss per share	78,124	41,988	12,569
Shares settlement presumed for warrants issued to investors	-	-	400
Denominator for diluted loss per share	78,124	41,988	12,969

Net loss per share attributable to Medigus Ltd. (USD)
Basic	(0.18)	(0.16)	(0.20)
Diluted	(0.18)	(0.16)	(0.23)

To compute diluted loss per share for the year ended December 31, 2019, the total number of 94,204,620 shares subject to outstanding options and warrants have not been taken into account since they have anti-dilutive effect.